[EXHIBIT 10.1.10]

                    SHORT FORM ASSIGNMENT

            For good and valuable consideration, receipt of which Is hereby acknowledged. and in consideration of the mutual covenants and agreements herein set forth, the undersigned, Aryan Couple International BVl ("Assignor"), hereby assigns and transfers to Celebration
         International Pictures Limited (BVI)
         ("Assignee',), and its representatives,
         successors, and assigns, all of Assignor's right, title, and interest in and to the motion picture presently entitled "Aryan Couple" (the
         "Picture"), including, without limitation, all copyrights and all rights of copyright in and to the Picture and all of Assignors lights in and to any and 8)1 agreements, assignments, licenses and other instruments and documents of whatever kind and nature, including without limitation, the agreements referred to in Schedule A attached hereto and any and all other distribution agreements in all media throughout the world heretofore or hereafter made or executed which transfer rights In or to the Picture.

            Assignor warrants and represents that (a)
         Assignor has all right and authority to make this assignment and to grant to Assignee all of the rights in and to the Picture and the contracts granted herein; (b) Assignor has not heretofore granted, transferred, encumbered, assigned, or other disposed of. in any manner whatsoever any right; title or interest acquired by it In relation to the Picture; (c) there is not now outstanding, any litigation or claims or threats of claims or sums due which affect or are concerned with, or in any way touch upon any of the rights, licenses, privileges. and proper1y assigned to Assignor hereunder: and (a)
         Assignor has duly performed all of its
         obligations to be performed prior to the date of this assignmen1 with respect to the subject of the contracts, including but not limited to all payment obligations occurring prior to the date hereof.

            Assignor will indemnify Assignee and save and hold Assignee harmless of and from any and all claims. demands, actions, and liabilities of every kind and character whatsoever including reasonable attorneys' fees, arising out of any breach or violation of the aforesaid representations and warranties by Assignor.

            Assignor agrees to execute, acknow1edge and deliver. or cause to be executed, acknowledged and delivered, any and all further documents which may be necessary or expedient to effectuate the purposes of this Assignment. In the event Assignor fails to execute and deliver such other documents and Instruments promptly upon demand thereof from Assignee, Assignee is hereby authorized and appointed attorney-in-fact of and for Assignor to make, execute and deliver any and all such other documents and instruments. Assignor hereby assigns and delegates such power to Assignee. Assignor wishes to be released and discharged from Agreements assigned hereunder as from the date of this agreement {the "Effective Date") and the parties be1ow have agreed to release and discharge Assignor from Effective Date on condition that the Assignee


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         Undertakes to perform the Agreements and to be
         bound by the terms of the Agreements in place of the Assignor. The Assignee hereby assumes and undertakes to perform such obligations.

            Assignee hereby expressly acknowledges that certain agreement between Wigram, Inc. and Red
         Giants Productions, Inc., dated January 21, 2004, entitled "Motion Picture Financing and Production
         Services Agreement." Assignee hereby expressly assumes any and all duties and obligations of Red
         Giants Productions, Inc. to Wigram, Inc. under that agreement. A copy of said agreement is attached hereto as part (1) of Exhibit A, and incorporated herein by this reference.

            This Assignment shall be binding upon and inure to the benefit of the successors, assignees and licensees of the parties hereto.

            IN WITNESS WHEREOF, the parties hereto have duly executed this short from assignment as of August 23, 2004.

                         Celebration International Pictures
                         (BVI)("Assignee")

                         By: (sig.)
                            --------------------------------
                         Its:  President
                             -------------------------------

                         Aryan Couple International BVI
                         (Assignor)

                         By: (sig.)
                            --------------------------------
                         Its:  President
                             -------------------------------

    The following parties agree to this assignment and the assumption by Assignee of all obligations under the agreements assigned.

MAIRIS FILM LTD. SP ZOO


By: (sig.)
   ------------------------------

Its:  President
    -----------------------------


Wigram

By: (sig.)
    -----------------------------

Its:  President
    -----------------------------


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